                                                                   EXHIBIT 99.1

                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-1

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on February 11, 1999. The information below includes the Initial Contracts described in the Prospectus Supplement dated January 26, 1999, as well as the Additional Contracts transferred to the Trust. There will be no Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

           GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS(1)

                                                              AGGREGATE             % OF CONTRACT
                                                              PRINCIPAL             POOL BY
                                           % OF CONTRACT      BALANCE               OUTSTANDING
                          NUMBER OF        POOL BY NUMBER OF  OUTSTANDING           PRINCIPAL
                          CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-            BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE              CUT-OFF DATE
                         --------------- -----------------   ---------------        -------------
Alabama.................      1,166            6.88%        $ 41,499,454.88               5.93%
Alaska..................          1             .01               13,434.42                  *
Arizona.................        456            2.70           20,511,333.64               2.93
Arkansas................        329            1.94           11,162,135.32               1.59
California..............        505            2.98           21,153,231.35               3.02
Colorado................        347            2.05           16,812,109.85               2.40
Connecticut.............          2             .01               63,317.85                .01
Delaware................         98             .58            4,114,244.59                .59
Florida.................      1,121            6.62           48,293,666.60               6.90
Georgia.................      1,110            6.56           46,065,000.01               6.58
Hawaii..................          1             .01               14,870.02                  *
Idaho...................         83             .49            4,489,418.08                .64
Illinois................        249            1.47            9,033,906.43               1.29
Indiana.................        405            2.39           16,086,938.42               2.30
Iowa....................        236            1.39            8,556,091.68               1.22
Kansas..................        168            1.00            7,133,055.00               1.02
Kentucky................        407            2.41           14,102,929.90               2.01
Louisiana...............        463            2.74           15,446,408.69               2.21
Maine...................        132             .78            6,916,222.89                .99
Maryland................         57             .34            2,510,251.05                .36
Massachusetts...........         13             .08              369,264.51                .05
Michigan................        850            5.02           40,632,437.95               5.80
Minnesota...............        299            1.77           11,033,117.53               1.58
Mississippi.............        414            2.45           14,113,128.05               2.02
Missouri................        429            2.54           14,408,161.12               2.06
Montana.................        146             .86            7,023,315.57               1.00
Nebraska................         92             .54            3,437,800.45                .49
Nevada..................        170            1.00            8,966,129.88               1.28
New Hampshire...........        105             .62            3,974,682.74                .57
New Jersey..............          8             .05              289,539.59                .04
New Mexico..............        313            1.85           15,078,983.01               2.15
New York................        260            1.54           11,239,710.32               1.61
North Carolina..........      1,184            6.98           54,325,501.67               7.75
North Dakota............         64             .38            1,976,516.57                .28
Ohio....................        345            2.04           14,210,130.06               2.03
Oklahoma................        429            2.54           16,255,250.10               2.32
Oregon..................        184            1.09           10,903,070.49               1.56
Pennsylvania............        236            1.39            8,741,469.56               1.26
Rhode Island............          1             .01               38,982.00                .01
South Carolina..........        584            3.45           25,907,792.30               3.70
South Dakota............        132             .78            5,002,650.13                .71
Tennessee...............        517            3.06           19,096,200.16               2.73
Texas...................      1,693           10.00           69,949,740.36              10.00
Utah....................         66             .39            3,765,780.94                .54
Vermont.................         40             .24            2,011,473.24                .29
Virginia................        293            1.73           12,122,266.49               1.73
Washington..............        229            1.35           12,295,933.95               1.76
West Virginia...........        213            1.26            7,200,702.11               1.03
Wisconsin...............        186            1.10            7,232,826.97               1.03
Wyoming.................         91             .54            4,416,102.71                .63
                             ------          -------       ----------------             -------
Total...................     16,920          100.00%        $699,996,681.20              100.00%
                             ======          =======       ================             =======

--------

* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-off Date.
(1) Based on obligor's billing address.

                       Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination(1)    Cut-off Date as of Cut-off Date     Cut-off Date
----------------------    ------------ ------------------ ---------------------
1985.....................         1     $      2,824.81                *%
1988.....................         1           10,703.76                *
1989.....................         1            9,171.71                *
1990.....................         1           14,504.65                *
1991.....................         2           25,677.89                *
1992.....................         4          108,294.88              .02
1993.....................         4          123,409.69              .02
1994.....................        13          470,399.15              .07
1995.....................        26        1,167,467.53              .17
1996.....................        33        1,629,655.99              .23
1997.....................        44        3,079,342.44              .44
1998.....................    12,446      539,157,512.49            77.03
1999.....................     4,344      154,197,716.21            22.02
                             ------     ---------------           ------
   Total.................    16,920     $699,996,681.20           100.00%
                             ======     ===============           ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-off Date.
(1) The Initial Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.


                   Distribution of Original Contract Amounts

                                        Number of       Aggregate      % of Contract Pool by
                                        Contracts   Principal Balance  Outstanding Principal
  Original Contract                      as of        Outstanding         Balance as of
 Amount (in Dollars)(1)               Cut-off Date as of Cut-off Date     Cut-off Date
 ----------------------               ------------ ------------------  ---------------------
Less than $10,000.................           545     $  4,113,549.22              .59%
Between $10,000 and $19,999.......         2,270       34,616,254.62             4.95
Between $20,000 and $29,999.......         3,277       83,143,975.55            11.88
Between $30,000 and $39,999.......         3,450      119,844,885.97            17.11
Between $40,000 and $49,999.......         2,369      105,834,909.21            15.12
Between $50,000 and $59,999.......         1,847      101,229,760.22            14.46
Between $60,000 and $69,999.......         1,226       79,101,484.06            11.30
Between $70,000 and $79,999.......           748       55,755,008.46             7.97
Between $80,000 and $89,999.......           474       40,111,763.17             5.73
Between $90,000 and $99,999.......           324       30,674,922.46             4.38
Between $100,000 and $109,999.....           173       17,960,956.18             2.57
Between $110,000 and $119,999.....           102       11,693,653.73             1.67
Between $120,000 and $129,999.....            59        7,318,274.34             1.05
Between $130,000 and $139,999.....            15        2,017,459.25              .29
Between $140,000 and $149,999.....            16        2,317,562.35              .33
Between $150,000 and $159,999.....             7        1,074,033.11              .15
Between $160,000 and $169,999.....             7        1,162,017.14              .17
Between $170,000 and $179,999.....             5          870,760.09              .12
Between $180,000 and $189,999.....             4          731,959.58              .10
Between $190,000 and $199,999.....             1          193,968.31              .03
Between $200,000 and $249,999.....             1          229,524.18              .03
                                          ------     ---------------           ------
       Total......................        16,920     $699,996,681.20           100.00%
                                          ======     ===============           ======

(1) The largest original Contract amount is $229,524.18, which represents .03% of the aggregate principal balance of the Contracts as of the Cut-off Date.

           Distribution of Original Loan-to-Value Ratios of Contracts

                                             Aggregate Principal   % of Contract Pool by
                         Number of Contracts Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio (1)  as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          675          $ 21,488,400.41               3.07%
61% to 65%..............          208             8,292,442.04               1.18
66% to 70%..............          297            11,788,247.88               1.68
71% to 75%..............          444            19,595,763.05               2.80
76% to 80%..............        1,316            53,731,474.96               7.68
81% to 85%..............        1,593            71,569,825.79              10.22
86% to 90%..............        5,256           230,853,506.77              32.99
91% to 95%..............        4,559           187,770,429.71              26.82
Over 95%................        2,572            94,906,590.59              13.56
                               ------          ---------------             ------
   Total................       16,920          $699,996,681.20             100.00%
                               ======          ===============             ======

--------
(1)Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                Contract Rates

                                              Aggregate Principal   % of Contract Pool by
 RANGE OF CONTRACTS BY    Number of Contracts Balance Outstanding   Outstanding Principal
     CONTRACT RATE        as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
 ---------------------    ------------------- ------------------- --------------------------
0.00000% to 5.00000%....             5          $    212,070.62                .03%
5.00001% to 6.00000%....            70             4,745,994.20                .68
6.00001% to 7.00000%....         1,494           115,016,757.04              16.43
7.00001% to 8.00000%....         1,724           101,772,362.77              14.54
8.00001% to 9.00000%....         3,346           158,499,636.64              22.65
9.00001% to 10.00000%...         3,230           125,579,347.67              17.94
10.00001% to 11.00000%..         2,428            85,502,462.38              12.21
11.00001% to 12.00000%..         2,242            62,384,867.45               8.91
12.00001% to 13.00000%..         1,511            32,613,280.78               4.66
13.00001% to 14.00000%..           637            11,146,592.78               1.59
14.00001% to 15.00000%..            30               481,126.94                .07
15.00001% to 16.00000%..           137             1,315,502.81                .19
16.00001% to 17.00000%..            65               720,238.92                .10
Over 17.00000%                       1                 6,440.20                 *
                                ------          ---------------             ------
   Total................        16,920          $699,996,681.20             100.00%
                                ======          ===============             ======

                   Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
    MONTHS REMAINING     Number of Contracts Balance Outstanding   Outstanding Principal
   AS OF CUT-OFF DATE    as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
   ------------------    ------------------- ------------------- --------------------------
Less than 31............            7          $     45,579.95                .01%
31 to 60................          359             3,303,936.39                .47
61 to 90................          303             4,219,578.04                .60
91 to 120...............        1,130            19,241,967.09               2.75
121 to 150..............          402             9,022,737.13               1.29
151 to 180..............        2,280            56,105,296.86               8.02
181 to 210..............          167             5,795,484.59                .83
211 to 240..............        2,444            78,757,038.14              11.25
241 to 270..............           43             1,823,405.26                .26
271 to 300..............        1,398            52,368,287.67               7.48
301 to 330..............           64             3,082,124.70                .44
331 to 360..............        8,323           466,231,245.38              66.60
                               ------          ---------------             ------
   Total................       16,920          $699,996,681.20             100.00%
                               ======          ===============             ======

                                        4